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  As filed with the Securities and Exchange Commission on September 24, 1997.

                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



                               September 10, 1997
                Date of Report (Date of earliest event reported)


                            USA WASTE SERVICES, INC.
              Exact Name of Registrant as Specified in its Charter


      DELAWARE                       1-12154                     73-1309529
State of Incorporation or      Commission File Number          I.R.S. Employer
    Organization                                              Identification No.


          1001 FANNIN STREET, SUITE 4000
                  HOUSTON, TEXAS                              77002
      Address of Principal Executive Offices                (Zip Code)

                                 (713) 512-6200
                         Registrant's telephone number,
                              including area code


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                    INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 5.  OTHER EVENTS.

         On September 10, 1997, USA Waste Services, Inc. sold $300,000,000 of its 7% Senior Notes due 2004 and $300,000,000 of its 7 1/8% Senior Notes due 2007 in an underwritten public offering.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

                 (c)      EXHIBITS

Exhibit No.      Description of Exhibit
-----------      ----------------------
1.1              Underwriting Agreement dated September 10, 1997 among the
                 Registrant and the Underwriters named therein relating to the sale of 7% Senior Notes due 2004

1.2              Underwriting Agreement dated September 10, 1997 among the
                 Registrant and the Underwriters named therein relating to the sale of 7 1/8% Senior Notes due 2007.

4.1 Indenture for Senior Debt Securities dated September 10, 1997, among the Registrant and Texas Commerce Bank National
                 Association, as trustee.

4.2              Form of 7% Senior Note due 2004.

4.3              Form of 7 1/8% Senior Note due 2007.

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                                   SIGNATURE

         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  September 23, 1997

                                         USA WASTE SERVICES, INC.


                                         By:  /s/ Gregory T. Sangalis
                                            ---------------------------------
                                              Gregory T. Sangalis
                                              Vice President, General
                                              Counsel and Secretary
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                               INDEX TO EXHIBITS

Exhibit No.      Description of Exhibit
---------------------------------------
1.1              Underwriting Agreement dated September 10, 1997 among the
                 Registrant and the Underwriters named therein relating to the sale of 7% Senior Notes due 2004 and 7 1/8% Senior Notes due
                 2007.

1.2              Underwriting Agreement dated September 10, 1997 among the
                 Registrant and the Underwriters named therein relating to the sale of 7 1/8% Senior Notes due 2007.

4.1 Indenture for Senior Debt Securities dated September 10, 1997, among the Registrant and Texas Commerce Bank National
                 Association, as trustee.

4.2              Form of 7% Senior Note due 2004.

4.3              Form of 7 1/8% Senior Note due 2007.